UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) August 14, 2002
                                                         ---------------


                               CE GENERATION, LLC
             (Exact name of registrant as specified in its charter)



              Delaware                        333-89521         47-0818523
-----------------------------------          -----------     ----------------
(State or other jurisdiction of              Commission       (I.R.S. Employer
Incorporation or organization)               File Number     Identification No.)



302 South 36th Street, Suite 400-2 Omaha, NE                        68131
--------------------------------------------                    -------------
(Address of principal executive offices)                        (Zip Code)

            Registrant's telephone number, including area code: (402) 341-4500
                                                                --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9.   REGULATION FD DISCLOSURE

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, filed on August 14, 2002, by CE Generation, LLC was accompanied by certifications by the chief executive officer, Edward Heinrich, and chief financial officer, Joseph M. Lillo, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CE GENERATION, LLC



                                            /s/  Paul J. Leighton
                                            ---------------------------
                                            Paul J. Leighton
                                            Vice President, Assistant General
                                               Counsel and Assistant Secretary


Date:  August 14, 2002

                                 EXHIBITS INDEX

Exhibit
Number    Exhibit
------    -------

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief executive officer)

99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief financial officer)